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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 1998
                                                 ------------

                               1st BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)

        NEW JERSEY                    0-27686            22-3409845
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(State or Other Jurisdiction        (Commission        (IRS Employer
      of Incorporation)             File Number)      Identification No.)

  250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY              07075
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    (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code (201) 939-3400
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Item 5.  Other.
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         The Registrant issued a press release on May 27, 1998, announcing that its Board of Directors has adopted a stock buyback program pursuant to which the Registrant will repurchase up to 5 percent of its outstanding common stock in open market purchases or privately negotiated transactions.

Item 7.  Exhibits.
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         The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.             Description
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    99                  Press Release dated May 27, 1998.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             1st BERGEN BANCORP
                                             ------------------
                                                 (Registrant)



Dated: May 29, 1998                     By: /s/ ALBERT E. GOSSWEILER
                                            ------------------------
                                             Albert E. Gossweiler,
                                             Executive Vice President
                                             and Chief Financial Officer







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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Exhibit No.       Description
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  99              Press Release dated May 27, 1998.







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